From: Richard A. Repp [mailto:RAR@witherspoonkelley.com]
Sent: Tuesday, February 14, 2017 7:39 PM
To: Wesley J. Paul (PLG-NY)
Cc: 'Allan Holms' (aholms@msn.com)
Subject: RE: BKKN: Allan Holms filing

Mr. Paul,

Yes, that is correct. I have not been authorized by my client to deliver any documents unless and until directed to do so by Mr. Doubek.

Best Regards,

Richard A. Repp
Principal | Witherspoon • Kelley
RAR@witherspoonkelley.com | Attorney Profile | vCard

422 W. Riverside Ave, Ste 1100
Spokane, WA 99201
(509) 624-5265 (office)
(509) 458-2728 (fax)
witherspoonkelley.com

From: Wesley J. Paul (PLG-NY) [mailto:wpaul@paullawgrp.com]
Sent: Tuesday, February 14, 2017 3:58 PM
To: Richard A. Repp
Subject: Re: BKKN: Allan Holms filing

Mr. Repp,

I believe I sent you an earlier email, but I am not sure it reached you.

To clarify my understanding, are you indicating that you do not currently have authority to share with me the documents you reviewed in connection with the Form 5 and 13D filings for your client, Allan Holms?

Also, because of the current litigation involving your client and BKKN, please communicate directly with me. I have not copied Mr. Doubek because his clients have named me personally in a third party action that is also apparently consolidated into the current Montana litigation.

Regards,

____

Wesley J. Paul, Esq.
Paul Law Group, LLP
41 Madison Avenue, 25th Floor
New York, NY 10010
Tel: (646) 202-2532 (direct)
eFax: (646) 514-6829

From: "RAR@witherspoonkelley.com" <RAR@witherspoonkelley.com>
Date: Tuesday, February 14, 2017 at 4:55 PM
To: Wesley Paul <wpaul@paullawgrp.com>
Cc: "'Allan Holms' (aholms@msn.com)" <aholms@msn.com>, John Doubek <jdoubek@doubekpyfer.com>
Subject: RE: BKKN: Allan Holms filing

Mr. Paul,

Thank you for your email.

John Doubek of Doubek, Pyfer, & Fox, LLP continues to serve as lead counsel to Allan Holms. It is my understanding that he will review and respond to your email when returns from vacation, which I believe will be this Friday. I expect that he will provide appropriate documentation at that time.

Best Regards,

Richard A. Repp
Principal | Witherspoon • Kelley
RAR@witherspoonkelley.com | Attorney Profile | vCard

422 W. Riverside Ave, Ste 1100
Spokane, WA 99201
(509) 624-5265 (office)
(509) 458-2728 (fax)
witherspoonkelley.com

From: Wesley J. Paul (PLG-NY) [mailto:wpaul@paullawgrp.com]
Sent: Tuesday, February 14, 2017 6:27 AM
To: Richard A. Repp
Subject: RE: BKKN: Allan Holms filing

Mr. Repp,

Please provide me with the documentation referenced in the footnote disclosures to your client, Allan Holms', Form 5 filing dated yesterday February 13, 2017. Based on information the Company has received so far relating to some of the information contained in this Form 5, the Company has significant concerns about the authenticity of the information presented.

In addition, Mr. Holms' filing of this Form 5 appears to violate a TRO issued by a Montana Court (MT First Judicial District, Cause No. DDV 2016-612). Attached is the TRO originally issued on July 22, 2016, extended on August 1, 2016 and further extended by the Court on August 9, 2016 (see Transcript, pg. 138).

In addition, this firm's continuing capacity as counsel to Bakken Resources, Inc. was confirmed by court order dated July 22, 2016 (See attached TRO issued from the Second Judicial District Court of the State of Nevada in and for the County of Washoe, Consolidated Case No.: CV14-00544 (Dept. No.: B7)).

In light of the foregoing, we request that your client withdraw the Form 5 no later than the close of business (5pm ET) on Thursday, February 16, 2017. We will evaluate all documentation you provide pursuant to our request to receive documentation in support of the footnote disclosures above.

Regards,

- Wes Paul

____

Wesley J. Paul, Esq.
Paul Law Group, LLP
902 Broadway, 6th Floor
New York, NY 10010
Tel: (646) 202-2532 (direct)

eFax: (646) 514-6829

From: Wesley J. Paul (PLG-NY)
Sent: Monday, February 13, 2017 7:40 PM
To: RAR@witherspoonkelley.com
Subject: BKKN: Allan Holms filing

Mr. Reep,

I am corporate and securities counsel for Bakken Resources, Inc. I have been advised of your client's Form 5 filing with the SEC. I am an concerned about numerous statements made in your Form 5 which we believe to be erroneous. Please contact me tomorrow to discuss. Thank you.

- Wes Paul

Wesley J. Paul, Esq.
Paul Law Group, LLP
41 Madison Avenue, 25th Floor
New York, NY 10010
Tel: (646) 202-2532 (direct)
eFax: (646) 514-6829

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